FCPT Announces Fourth Quarter 2023 Financial and Operating Results MILL VALLEY, CA – February 14, 2024 / Business Wire – Four Corners Property Trust, Inc. (“FCPT” or the “Company”, NYSE: FCPT) today announced financial results for the three months and twelve months ended December 31, 2023. Management Comments “2023 was a solid acquisition year. We grew rent 14% with $333 million of high-quality acquisitions,” said Bill Lenehan. “Additionally, our portfolio continues to perform well with high rent collections and occupancy, and we start the year with low leverage. We remain disciplined allocators of capital and are finding interesting investment opportunities as we focus on building an accretive pipeline.” Rent Collection Update As of December 31, 2023, the Company has received rent payments representing 99.8% of its portfolio contractual base rent for the quarter ending December 31, 2023, and 99.9% for the year ending December 31, 2023. Financial Results Rental Revenue and Net Income Attributable to Common Shareholders • Rental revenue for the fourth quarter increased 15.0% over the prior year to $57.6 million. Rental revenue consisted of $57.0 million in cash rents and $0.6 million of straight-line and other non-cash rent adjustments. • Net income attributable to common shareholders was $24.4 million for the fourth quarter, or $0.27 per diluted share. These results compare to net income attributable to common shareholders of $22.9 million for the same quarter in the prior year, or $0.27 per diluted share. • Net income attributable to common shareholders was $95.3 million for the twelve months ended December 31, 2023, or $1.07 per diluted share. These results compare to net income attributed to common shareholders of $97.8 million for the same twelve-month period in 2022, or $1.20 per diluted share. Funds from Operations (FFO) • NAREIT-defined FFO per diluted share for the fourth quarter was $0.41, representing a $0.01 increase compared to the same quarter in 2022. • NAREIT-defined FFO per diluted share for the twelve months ended December 31, 2023 was $1.62, representing a $0.02 increase compared to the same twelve-month period in 2022. Adjusted Funds from Operations (AFFO) • AFFO per diluted share for the fourth quarter was $0.43, representing a $0.02 per share increase compared to the same quarter in 2022. • AFFO per diluted share for the twelve months ended December 31, 2023 was $1.67, representing a $0.03 per share increase compared to the same twelve-month period in 2022.

General and Administrative (G&A) Expense • G&A expense for the fourth quarter was $5.5 million, which included $1.5 million of stock-based compensation. These results compare to G&A expense in the fourth quarter of 2022 of $5.2 million, including $1.2 million of stock-based compensation. • Cash G&A expense (after excluding stock-based compensation) for the fourth quarter was $4.1 million, representing 7.1% of cash rental income for the quarter. Dividends • FCPT declared a dividend of $0.345 per common share for the fourth quarter of 2023. Real Estate Portfolio • As of December 31, 2023, the Company’s rental portfolio consisted of 1,111 properties located in 47 states. The properties are 99.8% occupied (measured by square feet) under long-term, net leases with a weighted average remaining lease term of approximately 7.8 years. Acquisitions • During the fourth quarter, FCPT acquired 6 properties for a combined purchase price of $12.8 million at an initial weighted average cash yield of 7.4%, on rents in place as of December 31, 2023 and a weighted average remaining lease term of 15.2 years. Dispositions • During the fourth quarter, FCPT sold one property for sales price of $3.8 million representing $0.3 million of gain. Liquidity and Capital Markets Capital Raising • During the fourth quarter, the Company sold 1,017,364 shares of Common Stock via the at-the-market (ATM) program at an average price of $25.34 per share for net proceeds of $25.2 million. Liquidity • At December 31, 2023, FCPT had approximately $259 million of available liquidity including $16 million of cash and cash equivalents, $8 million of restricted cash from 1031 sales and $234 million of undrawn revolving credit facility capacity. Credit Facility and Unsecured Notes • At December 31, 2023, FCPT had $1,121 million of outstanding debt, consisting of $430 million of term loans and $675 million of unsecured fixed rate notes and $16 million of outstanding revolver balance. FCPT’s leverage, as measured by the ratio of net debt to adjusted EBITDAre, is 5.5x at quarter-end.

Conference Call Information Company management will host a conference call and audio webcast on Thursday, February 15 at 11:00 a.m. Eastern Time to discuss the results. Interested parties can listen to the call via the following: Phone: 1 833 470 1428 (domestic) or 1 404 975 4839 (international), Call Access Code: 601472 Live webcast: https://events.q4inc.com/attendee/452973381 In order to pre-register for the call, investors can visit https://www.netroadshow.com/events/login?show=a4a4eaa5&confId=59555 Replay: Available through May 15, 2024 by dialing 1 866 813 9403 (domestic) or 1 929 458 6194 (international), Replay Access Code 934206 About FCPT FCPT, headquartered in Mill Valley, CA, is a real estate investment trust primarily engaged in the ownership, acquisition and leasing of restaurant and retail properties. The Company seeks to grow its portfolio by acquiring additional real estate to lease, on a net basis, for use in the restaurant and retail industries. Additional information about FCPT can be found on the website at fcpt.com. Cautionary Note Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of the federal securities laws. Forward- looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, announced transactions, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics on the business operations of the Company and the Company’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For a further discussion of these and other factors that could cause the company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the company’s most recent annual report on Form 10-K, and other risks described in documents subsequently filed by the company from time to time with the Securities and Exchange Commission.

Notice Regarding Non-GAAP Financial Measures: In addition to U.S. GAAP financial measures, this press release and the referenced supplemental financial and operating report contain and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the investor relations section of our website. Supplemental Materials and Website: Supplemental materials on the Fourth Quarter 2023 operating results and other information on the Company are available on the investors relations section of FCPT’s website at investors.fcpt.com. FCPT Bill Lenehan, 415-965-8031 CEO Gerry Morgan, 415-965-8032 CFO

Four Corners Property Trust Consolidated Statements of Income (In thousands, except share and per share data) 2023 2022 2023 2022 Revenues: Rental revenue 57,614$ 50,085$ 219,881$ 193,611$ Restaurant revenue 7,529 7,279 30,725 29,583 Total revenues 65,143 57,364 250,606 223,194 Operating expenses: General and administrative 5,527 5,159 22,680 20,043 Depreciation and amortization 13,320 11,051 50,731 41,471 Property expenses 2,808 2,154 11,550 7,989 Restaurant expenses 6,986 7,097 28,707 27,822 Total operating expenses 28,641 25,461 113,668 97,325 Interest expense (12,361) (9,822) (44,606) (36,405) Other income, net 110 292 919 542 Realized gain on sale, net 288 555 2,341 8,139 Income tax expense (80) (28) (130) (237) Net income 24,459 22,900 95,462 97,908 Net income attributable to noncontrolling interest (30) (31) (122) (136) Net Income Attributable to Common Shareholders 24,429$ 22,869$ 95,340$ 97,772$ Basic net income per share 0.27$ 0.27$ 1.08$ 1.20$ Diluted net income per share 0.27$ 0.27$ 1.07$ 1.20$ Regular dividends declared per share 0.3450$ 0.3400$ 1.3650$ 1.3375$ Weighted-average shares outstanding: Basic 90,467,426 83,941,172 88,526,343 81,590,124 Diluted 90,703,366 84,190,208 88,747,028 81,807,065 (Unaudited) Three Months Ended December 31, Twelve Months Ended December 31,

Four Corners Property Trust Consolidated Balance Sheets (In thousands, except share data) December 31, 2023 December 31, 2022 Real estate investments: Land 1,240,865$ 1,115,827$ Buildings, equipment and improvements 1,708,556 1,539,875 Total real estate investments 2,949,421 2,655,702 Less: Accumulated depreciation (738,946) (706,702) Total real estate investments, net 2,210,475 1,949,000 Intangible lease assets, net 118,027 106,206 Total real estate investments and intangible lease assets, net 2,328,502 2,055,206 Real estate held for sale - 7,522 Cash and cash equivalents 16,322 26,296 Straight-line rent adjustment 64,752 61,027 Derivative assets 20,952 35,276 Deferred tax assets 1,248 988 Other assets 19,858 12,272 Total Assets 2,451,634$ 2,198,587$ Liabilities: Term loan and revolving credit facility ($446,000 and $430,000 of principal, respectively) 441,745$ 424,134$ Senior unsecured notes 670,944 571,343 Dividends payable 31,539 29,064 Rent received in advance 14,309 11,710 Derivative liabilities 2,968 9 Other liabilities 30,266 24,017 Total liabilities 1,191,771 1,060,277 Equity: Preferred stock, $0.0001 par value per share, 25,000,000 shares authorized, zero shares issued and outstanding - - Common stock, $0.0001 par value per share, 500,000,000 shares authorized, 91,617,477 and 85,637,293 shares issued and outstanding, respectively 9 9 Additional paid-in capital 1,261,940 1,104,522 Accumulated other comprehensive income 21,977 30,944 Noncontrolling interest 2,213 2,259 Retained earnings (deficit) (26,276) 576 Total equity 1,259,863 1,138,310 Total Liabilities and Equity 2,451,634$ 2,198,587$ ASSETS LIABILITIES AND EQUITY

Four Corners Property Trust FFO and AFFO (Unaudited) (In thousands, except share and per share data) 2023 2022 2023 2022 Funds from operations (FFO): Net income 24,459$ 22,900$ 95,462$ 97,908$ Depreciation and amortization 13,284 11,020 50,592 41,342 Realized gain on sales of real estate (288) (555) (2,341) (8,139) FFO (as defined by NAREIT) 37,455$ 33,365$ 143,713$ 131,111$ Straight-line rental revenue (1,165) (1,433) (5,523) (6,372) Deferred income tax benefit (1) (27) (68) (259) (125) Stock-based compensation 1,473 1,239 6,271 4,978 Non-cash amortization of deferred financing costs 592 644 2,311 2,104 Non-real estate investment depreciation 36 31 139 129 Other non-cash revenue adjustments 551 551 2,061 2,151 Adjusted Funds from Operations (AFFO) 38,915$ 34,329$ 148,713$ 133,976$ Fully diluted shares outstanding (2) 90,817,925 84,304,767 88,861,587 81,921,624 FFO per diluted share 0.41$ 0.40$ 1.62$ 1.60$ AFFO per diluted share 0.43$ 0.41$ 1.67$ 1.64$ (2) Assumes the issuance of common shares for OP units held by non-controlling interest (1) Amount represents non-cash deferred income tax benefit recognized at the Kerrow Restaurant Business Three Months Ended December 31, Twelve Months Ended December 31,